UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2023

IDW Media Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34355	26-4831346
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Broad Street Newark, New Jersey	07102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 973-438-3385

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class B common stock, par value $0.01 per share	IDW	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)  In connection with the removal of Allan Grafman as Chief Executive Officer of IDW Media Holdings, Inc. (the “Company”), as previously disclosed in a Current Report on Form 8-K filed on April 27, 2023 (the “Prior 8-K”), the Company and Mr. Grafman entered into a Separation and General Release Agreement, dated May 10, 2023 (the “Grafman Separation Agreement”), which provides, among other things, that the Company shall pay Mr. Grafman $300,000, of which $75,000 will be paid within seven (7) days following the effective date of the Grafman Separation Agreement, and the remaining $225,000 will be paid in fourteen (14) bi-weekly installments in accordance with the Company’s regular payroll schedule.  In addition, Mr. Grafman’s previously granted option to purchase 26,399 shares of the Company’s Class B common stock, par value $0.01 per share, shall immediately vest and become exercisable at a price of $1.77 per share, and all other unvested options shall terminate.

The foregoing summary of the Grafman Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the Grafman Separation Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

In connection with the removal of Brooke Feinstein as Chief Financial Officer of the Company, as previously disclosed in the Prior 8-K, the Company and Ms. Feinstein entered into a Separation and General Release Agreement, dated May 9, 2023 (the “Feinstein Separation Agreement”), which provides, among other things, that the Company shall pay Ms. Feinstein $96,765.68 in ten (10) substantially equal bi-weekly installments in accordance with the Company’s regular payroll schedule.

The foregoing summary of the Feinstein Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the Feinstein Separation Agreement, a copy of which is filed as Exhibit 10.2 hereto and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Document
10.1	Separation and General Release Agreement, dated May 10, 2023, between the Company and Allan Grafman.
10.2	Separation and General Release Agreement, dated May 9, 2023, between the Company and Brooke Feinstein
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDW MEDIA HOLDINGS, INC.

By:	/s/ Davidi Jonas
Name:	Davidi Jonas
Title:	Chief Executive Officer

Dated: May 15, 2023

EXHIBIT INDEX

Exhibit No.	Document
10.1	Separation and General Release Agreement, dated May 10, 2023, between the Company and Allan Grafman.
10.2	Separation and General Release Agreement, dated May 9, 2023, between the Company and Brooke Feinstein
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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